CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix-Kayne Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2005           /s/ George R. Aylward
     ----------------------          -------------------------------------------
                                     George R. Aylward
                                     Executive Vice President
                                     (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix-Kayne Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2005           /s/ W. Patrick Bradley
     ----------------------          -------------------------------------------
                                     W. Patrick Bradley
                                     Chief Financial Officer and Treasurer
                                     (principal financial officer)